                               POWER OF ATTORNEY

   I, the undersigned trustee or officer of the investment companies listed on
Annex A for which Amundi Pioneer Asset Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the
"Trusts"), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and
all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the
Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said
Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

   IN WITNESS WHEREOF, I have hereunder set my hand as of this 16th day of
July, 2019.

                                                  /s/ Diane Durnin
                                                  ------------------------------
                                                  Diane Durnin

                               POWER OF ATTORNEY
                                    ANNEX A

Pioneer Asset Allocation Trust:                 Pioneer Series Trust VI:
   Pioneer Solutions - Balanced Fund               Pioneer Floating Rate Fund
Pioneer Bond Fund                                  Pioneer Flexible Opportunities Fund
Pioneer Diversified High Income Trust           Pioneer Series Trust VII:
Pioneer Equity Income Fund                         Pioneer Global High Yield Fund
Pioneer Floating Rate Trust                        Pioneer Global Multisector Income Fund
Pioneer Fund                                    Pioneer Series Trust VIII:
Pioneer High Income Trust                          Pioneer International Equity Fund
Pioneer High Yield Fund                         Pioneer Series Trust X:
Pioneer ILS Bridge Fund                            Pioneer Dynamic Credit Fund
Pioneer ILS Interval Fund                          Pioneer Fundamental Growth Fund
Pioneer Mid Cap Value Fund                         Pioneer Multi-Asset Ultrashort Income Fund
Pioneer Money Market Trust:                     Pioneer Series Trust XI:
   Pioneer U.S. Government Money Market Fund       Pioneer Core Equity Fund
Pioneer Municipal High Income Trust             Pioneer Series Trust XII:
Pioneer Municipal High Income Advantage Trust      Pioneer Disciplined Growth Fund
Pioneer Real Estate Shares                      Pioneer Short Term Income Fund
Pioneer Series Trust II:                        Pioneer Series Trust XIV:
   Pioneer AMT-Free Municipal Fund                 Pioneer Emerging Markets Equity Fund
   Pioneer Select Mid Cap Growth Fund              Pioneer Strategic Income Fund
Pioneer Series Trust III:                       Pioneer Variable Contracts Trust:
   Pioneer Disciplined Value Fund                  Pioneer Bond VCT Portfolio
Pioneer Series Trust IV:                           Pioneer Equity Income VCT Portfolio
   Pioneer Classic Balanced Fund                   Pioneer Fund VCT Portfolio
   Pioneer Multi-Asset Income Fund                 Pioneer High Yield VCT Portfolio
Pioneer Series Trust V:                            Pioneer Mid Cap Value VCT Portfolio
   Pioneer Global Equity Fund                      Pioneer Real Estate Shares VCT Portfolio
   Pioneer High Income Municipal Fund              Pioneer Select Mid Cap Growth VCT Portfolio
   Pioneer Corporate High Yield Fund               Pioneer Strategic Income VCT Portfolio